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                                      SECURITIES AND EXCHANGE COMMISSION

                                            WASHINGTON, D.C.  20549


                                                   FORM 8-K

                               Current Report Pursuant to Section 13 or 15(d) of
                                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                       November 15, 1994


                 FIGGIE INTERNATIONAL INC.
        (Exact name of registrant specified in its charter)


     Delaware                    1-8591                  52-1297376
 (State or other          (Commission File          (I.R.S. Employer
  jurisdiction of            Number)                 Identification No.)
  incorporation)


    4420 Sherwin Road, Willoughby, Ohio                      44094
 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:
                            (216) 953-2700

                    (not applicable)
(Former name or former address, if changed since last report)


                                               Page 1 of 7 pages
                                          Exhibit Index is on page 4
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Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits.

                    (1)   Press release, dated November 15, 1994
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                                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIGGIE INTERNATIONAL INC.
                                         (Registrant)


                                         By /s/ L.A. Harthun
                                                   L.A. Harthun
                                                   Senior Vice President


Dated:  December 5, 1994

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                                                 Exhibit Index


Exhibit                                                       Page


99.1      Press release, dated November 15, 1994                 5